Brumadinho dam failure (Details Narrative) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
IfrsStatementLineItems [Line Items]
Present value at nominal rate	7.88%	6.58%
Provision related to other obligations	$ 42	$ 200
Description of alleged losses	the Claimants initially estimated the amount of the alleged losses would be approximately US$291 (R$1,800 million). In another proceeding filed by foreign legal entities, the Claimants initially estimated the amount of the alleged losses would be approximately US$630 (R$3,900 million). In the procedure presented by minority shareholders, the applicants estimated the alleged losses at approximately US$485 (R$3,000 million), which could be increased later, as alleged by the applicants.
Bottom of range [member]
IfrsStatementLineItems [Line Items]
Estimated obligation average period	5 years
Top of range [member]
IfrsStatementLineItems [Line Items]
Estimated obligation average period	7 years